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                                                                    EXHIBIT 99.2


                                    L&H Korea
                                  Investigation

                                         Press Conference, Diegem, April 6, 2001
                            Phillipe Bodson, President & Chief Executive Officer
                           Thomas Denys, Senior Vice President & General Counsel


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                                                                               2

                           L&H KOREA CO., LTD. ("LHK")
                                  Investigation

o Lernout & Hauspie Speech Products N.V. ("LHNV") has conducted an investigation, with the assistance of its advisors, of LHK. This report presents a summary of our findings through the date of this report.

o The company's investigation focused on the facts and circumstances surrounding the cancellation of over $100 million of revenue related to 47 license and maintenance agreements entered into between September 1999 and November 2000.

o Because our investigation is on going, the company may update this report, in view of any additional findings.

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                                                                               3

                               Summary of Findings

o The company understands that LHK created the appearance of valid license and maintenance agreements through various arrangements with customers including oral and written side agreements. It appears LHK created these arrangements to meet its sales goals. The contracts were often entered into at the end of the month with small business owners, often start ups, that allegedly were known by LHK management.

o Through various factoring and transfer arrangements, LHK created the appearance that cash had been received. In fact, there were little or no payments generated by LHK customers and the cash from factoring was held and controlled by the banks.

o In November 2000 accounting records show that LHK had available cash of $97.5 million prior to cancellation. In fact, subsequent to the cancellation LHK's available cash position was approximately $2.3 million.

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                                                                               4

                              Transactions with LHK

o        LHNV purchased Bumil Information and Communication Co. Ltd. from Mr.
         Ju-Chul Seo on September 9, 1999 for $25 million.

o Stock Purchase Agreement also provided for an Earn-out of $25 million to be paid to Mr. Seo. The Earn-out would be determined on the basis of results between acquisition date and 31 December 2000, and was scheduled to be paid in 2001. However, the full $25 million payment was accelerated by LHNV to January 28, 2000 at the advice of LHNV's CEO, supposedly because of LHK's exceptionally good results in 1999.

o LHNV provided capital infusions to LHK in the amount of $6 million on March 9, 2000 and $19 million on April 10, 2000.

o In the aggregate, LHNV has invested $75 million for the acquisition and financing of its Korean subsidiary.

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                                                                               5
                          Impact of Cancelled Contracts
                                on Cash Position

Beginning Cash Balance as of November 16, 2000                       $97,501,584

Less:
     Restricted Time Deposits Related to:
         -Factoring                $53,627,737
         -Transfers                 23,213,214                        76,840,951
                                   -----------

Payment of Penalties                                                   5,564,649

Investments                                                           11,736,733

Other Miscellaneous Uses of Cash                                       1,068,589
                                                                     -----------

Ending Cash Balance as of November 29, 2000                          $ 2,290,662
                                                                     ===========

--------------------------------------------------------------------------------
  Upon cancellation, restricted time deposits reverted to banks and customers
--------------------------------------------------------------------------------

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                                                                               6

                            LHK's Cumulative License
                                    Revenue

                                [GRAPHIC CHART]

                              Original Sales          Sales Net of Cancellations

9/30/99                         4,196,390.00                            0.00
12/15/99                       10,265,887.00                               0
12/17/99                       10,670,520.15                               0
12/21/99                       11,126,808.58                               0
12/24/99                       12,312,297.58                               0
12/27/99                       22,312,297.58                   10,000,000.00
12/28/99                       33,031,545.89                   10,000,000.00
12/30/99                       40,920,342.37                   10,000,000.00
12/31/99                       45,920,342.37                   15,000,000.00
01/22/00                       53,941,469.32                   23,021,126.95
02/29/00                       54,947,844.75                   23,021,126.95
03/01/00                       57,459,275.18                   25,532,557.37
03/23/00                       64,646,785.73                   25,532,557.37
03/30/00                       76,794,585.46                   26,815,272.58
03/31/00                       92,575,153.29                   34,712,003.06
05/16/00                       92,864,220.53                   35,001,020.40
05/17/00                       93,326,728.13                   35,463,448.15
05/22/00                       96,031,915.76                   38,168,168.76
05/28/00                       96,060,244.35                   38,196,492.46
05/30/00                       96,098,468.68                   38,234,710.19
06/01/00                       98,401,371.07                   40,537,215.00
06/20/00                       98,690,438.31                   40,826,232.35
06/22/00                      113,786,878.90                   40,826,232.35
06/23/00                      114,056,385.90                   41,095,692.85
06/27/00                      116,967,032.90                   42,604,767.99
06/28/00                      118,629,169.50                   44,266,617.70
06/30/00                      156,225,120.60                   48,882,995.35


$180.000.000                                      -----------------------------
              ------------------------------------o 30 of 38 contracts signed between 6/22/00 and
$160.000.000                                        6/30/00.
              ------------------------------------o 21 subsequently
                                                    cancelled
$140.000.000                                      -----------------------------
              -----------------------------------------------------------------
$120,000.000                            -------------------------------
              --------------------------o 13 of 21 contracts signed
$100.000.000                              between 3/23/00 and
              --------------------------  3/31/00.
$80.000.000                             o 9 subsequently cancelled.
              --------------------------
$60.000.000
                   -------------------------------
$40.000.000        o 9 out of 10 contracts signed
              -----  between 12/15/99 and
$20.000.000          12/31/99.
              -----o 8 subsequently cancelled.

$0                 -------------------------------
              -----------------------------------------------------------------
               9/30/1999       12/31/1999        03/31/2000        06/30/2000

               [_] Original Sales [X] Sales Net of Cancellations

================================================================================
           LHK's Apparent Sales Growth Resulted from Cancelled Sales
================================================================================


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                                                                               7

                    Summary of License Agreements Cancelled
                                in November 2000

Customer  Sale          License Sales   Maintenance     Sales Amount  Cancellation        Method
Name      Date           Amount (Won)  Sales Amt (Won)      USD          Date           of Collection
-----------------------------------------------------------------------------------------------------
000000  06/30/00        2.229.600.000                      2.000.000    11/14/00        Transferred
        06/30/00        2.229.600.000                      2.000.000    11/14/00        Transferred
        06/30/00        2.229.600.000                      2.000.000    11/14/00        Transferred
        06/30/00        2.229.600.000                      2.000.000    11/14/00        Transferred
        06/22/00        8.952.800.000                      8.000.000    11/14/00        Factored
        03/30/00        7.557.520.000                      6.800.000    11/14/00        Factored
        03/30/00        1.111.400.000                      1.000.000    11/14/00        Factored
        06/26/00        6.714.600.000                      6.000.000    11/14/00        Factored
        06/30/00        1.449.240.000                      1.300.000    11/14/00        No collection
        06/30/00        2.787.500.000                      2.500.000    11/14/00        No collection
        06/30/00        3.344.400.000                      3.000.000    11/14/00        Factored
        06/30/00        1.116.000.000                      1.000.000    11/14/00        No collection
        06/30/00        1.560.720.000                      1.400.000    11/15/00        Transferred
        06/30/00        1.449.240.000                      1.300.000    11/15/00        Transferred
        06/30/00        1.114.800.000                      1.000.000    11/14/00        Transferred
        06/30/00        1.114.800.000                      1.000.000    11/14/00        No collection
        06/30/00        1.337.760.000                      1.200.000    11/14/00        Transferred
        03/23/00        8.083.290.000                      7.300.000    11/14/00        Factored
        06/30/00        3.344.400.000                      3.000.000    11/15/00        Factored
        03/30/00        1.333.680.000                      1.200.000    11/15/00        Factored
        06/27/00          894.960.000                        800.000    11/14/00        Factored
        03/31/00        4.433.200.000                      4.000.000    11/16/00        Factored
        03/29/00        5.556.000.000                      5.000.000    11/16/00        Factored
        02/29/00          792.260.000                        700.000    11/14/00        Factored
        02/29/00          339.540.000                        300.000    11/14/00        Factored
        03/31/00           44.332.000                         40.000    11/14/00        Factored
        03/31/00        7.979.760.000                      7.200.000    11/14/00        Factored
        06/30/00        2.229.600.000                      2.000.000    11/14/00        Transferred
        06/30/00        2.229.600.000                      2.000.000    11/14/00        Transferred
        06/27/00          559.350.000                        500.000    11/15/00        No collection
        06/30/00        2.229.600.000                      2.000.000    11/14/00        Transferred
        03/30/00        1.108.300.000                      1.000.000    11/14/00        Transferred
        03/30/00        1.108.300.000                      1.000.000    11/14/00        Other
        09/30/99        4.874.300.000                      4.000.000    11/16/00        Factored
        12/30/99        9.163.200.000                      8.000.000    11/14/00        Transferred
        12/08/99        9.055.200.000                      8.000.000    11/16/00        Factored
        12/21/99          530.000.000                        476.000    11/14/00        No collection
        12/24/99          627.000.000                        563.000    11/16/00        No collection
        12/24/99          750.000.000                        673.000    11/16/00        No collection
        12/17/99          470.000.000                        422.000    11/16/00        No collection
        12/15/99        7.050.000.000                      6.329.000    11/14/00        Factored
                                          8.405.963            8.000    11/16/00        No collection
                                        224.926.000          202.000    11/16/00        No collection
                                         48.799.625           44.000    11/16/00        No collection
                                         83.656.500           75.000    11/16/00        No collection
                                         27.885.500           25.000    11/16/00        No collection
                        4.439.900.000                      4.000.000    11/16/00        Other
-----------------------------------------------------------------------------------------------------
Total                 127.754.952.000   393.673.588      114.357.000
-----------------------------------------------------------------------------------------------------


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                                                                               8

                             Overview of Factoring
                                  Arrangements

o Beginning in September 1999, LHK entered into a series of factoring arrangements wherein the A/R from licensing agreements were sold to various banks.

o The company understands that the banks involved did not have factoring arrangements with other Korean companies prior to LHK.

o It appears LHK had discussions with bank representatives about creating documentation which gave the appearance that the factoring arrangements were "without recourse" meaning the credit risk had been shifted to the bank and LHK could reduce their A/R (and, accordingly, LHNV's DSO average) and record the receipt of cash

o However, the records reflect that through written side agreements between LHK and the banks, LHK agreed to make the factoring arrangements "with recourse," and "not to object" if the time deposit is offset against factored receivables upon default and to fully collateralize the loans with the factoring proceeds.

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                                                                               9

                              Transfers of License
                             Agreements (continued)


                           [GRAPHIC DEPICTING TRIANGLE
                 OF CUSTOMER, LHK, TRANSFEREE and KOREAN BANK]

Example:

1. Contract                                  2. Contract Transferred
   --------                                     --------------------

6/30/00 - w-2,452,560,000                    9/29/00 - w-2,697,816,000

                                    --------
                                    Customer
                                    --------


                        5. Payment
---------                  -------                           ------------
   LHK                                                        Transferee
---------               10/25/00 - LHK receives              ------------
                        w-720,000,000 payment via a Korean
                        bank. Transferee makes payment to
                        a Korean bank who in turn paid LHK.


                                   -----------
                                   Korean Bank
                                   -----------

3. Time Deposit                              4. Transferee Loan
   ------------                                 ---------------

10/24/00 - LHK opens w-2,500,000,000         10/24/00 - A Korean bank loans
time deposit with a Korean bank.             transferee w-2,500,000,000
                                             secured by LHK's time deposit.


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